Exhibit 10.PPP

MODIFICATION NUMBER 1

TO PROMISSORY NOTE

RGC Resources, Inc.

519 Kimball Avenue,

NE Roanoke, Virginia 24030

(Individually and collectively, “Borrower”)

Wachovia Bank, National Association

201 S. Jefferson Street

Roanoke, Virginia 24011

(Hereinafter referred to as “Bank”)

IMPORTANT NOTICE

THIS AGREEMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER AND ALLOWS BANK TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER NOTICE.

THIS AGREEMENT is entered into as of March 22, 2004 by and between Bank and Borrower.

RECITALS

Bank is the holder of a Promissory Note executed and delivered by Borrower, dated April 21, 2003, in the original principal amount of $1,000,000.00 (the “Note”);

Borrower and Bank have agreed to modify the terms of the Note.

In consideration of Bank’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.

The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms and substituting the following in their place and stead:

REPAYMENT TERMS. The Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on April 1, 2004, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on March 31, 2005.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state’s conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

DEFINITIONS. The term “Loan Documents”, as used in this Agreement and the other Loan Documents, refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. § 101). The term “Obligations”, as used in this Agreement and the other Loan Documents, refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. § 101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys’ fees and costs that have been or may hereafter be contracted or incurred.

Borrower reaffirms and restates the following with respect to the Note as modified herein:

CONFESSION OF JUDGMENT. Each Borrower hereby constitutes and appoints John G. Fox, Gregory A. Baugher (each of whom is an officer of Bank), and Bank through an officer duly authorized by Bank (any of the foregoing may act), as the true and lawful attorneys-in-fact for them, in any or all of their names, place and stead, and upon the occurrence of a Default in the payment of the Obligations due under this Note, at maturity, or upon acceleration, to confess judgment against them or any of them, in favor of Bank, before the Clerk of the Circuit Court for City of Richmond, Virginia, in accordance with 1950 Code of Virginia, Section 8.01-431 et seq., and any successor statute, for all amounts owed with respect to the Obligations under and pursuant to this Note including, without limitation, actual legal fees and expenses up to 15% of the Obligations then outstanding (which shall be deemed reasonable attorneys’

fees for the purposes of this paragraph), and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves. Upon request of Bank, each Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for each Borrower hereunder.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Agreement and the Loan Documents were executed in the Commonwealth of Virginia and delivered to Bank in the Commonwealth of Virginia.

RGC Resources, Inc.

By:	/s/ John B. Williamson, III	(SEAL)

John B. Williamson, III, President/Chairman/CEO

By:	/s/ Howard T. Lyon	(SEAL)

Howard T. Lyon, Controller/Treasurer

Wachovia Bank, National Association

By:	/s/ Laurie Hart	(SEAL)

Laurie Hart, Vice President

Tracking #: 83130rke

CAT - Deal # 247478 Facility ID 231915